SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report July 26, 1996
                (Date of earliest event reported) July 17, 1996


                                   AUGAT INC.
               --------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                                  Massachusetts
                 ----------------------------------------------
                 (State or other Jurisdiction of incorporation)


                         1-6176                      04-2022285
                ------------------------  ---------------------------------
                (Commission File Number)  (IRS Employer Identification No.)

                 89 Forbes Boulevard
                 P.O. Box 448
                 Mansfield, Massachusetts                     02048
                ----------------------------------------   ----------
               (Address of principal executive offices)    (Zip Code)


                  Registrant's telephone number, including area code
                                    (508) 543-4300






          Item 6 -  Resignation of Registrant's Directors

                    On July 17, 1996, the Registrant announced the resignation of William R. Fenoglio, President and
          Chief Executive Officer effective July 17, 1996.  Enclosed as
          Exhibit 1 is a copy of the news release covering the above item.

          Item 7 - Financial Statements and Exhibits

                    (a)  Financial Statements - None
                    (b) Exhibit 1 - The Registrant's news release dated July 17, 1996.

                                      Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                  Augat Inc.
                                        --------------------------------
                                                (Registrant)


                                   By:         F. Gordon Bitter
                                        --------------------------------
                                               F. Gordon Bitter
                                               Vice President and
                                               Chief Financial Officer


          Date:  July 26, 1996